UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Filing of Form 8-K	April 21, 2004

Date of Report (Date of earliest event reported)	April 21, 2004

nSTOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12895	95-2094565

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Corte Del Cedro, Carlsbad California	92009

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(760) 683-2500

(Former name or former address if changed since last report)

Item 5.	Other Events and Required FD Disclosure

    On April 21, 2004, we announced that we had appointed Todd Gresham as our new Chief Executive Officer and President and that Steve Aleshire and Lisa Hart have joined our senior management team as Chief Operating Officer and Vice President for Marketing and Alliances, respectively.

We issued a press release with respect to those appointments on April 21, 2004. The press release, attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished pursuant to Item 5.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits
		99.1	Press Release dated April 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nSTOR TECHNOLOGIES, INC.
(Registrant)

Date: April 21, 2004	By:	/s/ Jack Jaiven

Jack Jaiven
Vice President and Treasurer